Revenue	3 Months Ended
Mar. 31, 2023
Revenue [abstract]
Revenue	Revenue
Revenue recognised during the three months ended March 31, 2023 and 2022 relates to collaboration agreements with Bristol Myers Squibb Company (“BMS”), Celgene Switzerland LLC (“Celgene”) (a company acquired by BMS subsequent to the inception of the collaboration), Bayer AG (“Bayer”), Sanofi S.A. (“Sanofi”) and legacy contracts operated by the Group’s Austrian subsidiary. The proportion of revenue by customer in each period is as follows:

	Three months ended March 31,
	2023	2022
	%	%
BMS (including Celgene)	68%	98%
Sanofi	30%	1%
Bayer	—%	1%
Others	2%	—%
	100%	100%

	Three months ended March 31,
	2023	2022
	£’000	£’000
Service fees	104	—
Licensing fees - opt-in payments and milestones achieved	—	—
Licensing fees - upfront payments and research funding (including term extension payments)	5,657	6,975
Total Revenue	5,761	6,975

Revenue is recognised upon the satisfaction of performance obligations, which occurs when control of the goods or services transfers to the customer. For obligations discharged over time the Group recognises revenue equal to recoverable costs incurred for new collaborations from their inception until such time as the collaboration is sufficiently progressed such that the Group can reliably estimate the level of profit that will be achieved from delivery of the related performance obligations. Where collaborations include significant variable consideration which is constrained at the inception of the arrangement this can lead to gross losses being recognised during the early stages of a contract.

All licensing revenues during the three months ended March 31, 2023 and 2022 relate to obligations discharged over time, and input methods are utilised in order to estimate the extent to which the performance obligations have been satisfied at the end of the reporting period based upon costs incurred, which can be internal or third party in nature.

On January 4, 2022 the Group entered into a strategic research collaboration with Sanofi to develop an AI-driven pipeline of precision engineered medicines. Research will be focused on up to 15 novel small molecule candidates across oncology and immunology, in relation to which the Group will receive an up-front cash payment of £74,242,000 ($100,000,000) with the potential of £5,200,000,000 in total milestones plus tiered royalties over the duration of the collaboration.

On March 11, 2022, BMS extended its first collaboration arrangement with the Group by six months in order to generate additional data including the use of translational capabilities for key targets under the collaboration using the Group’s precision medicine platform, in relation to which the Group received a cash payment of $5,000,000 (£3,821,000).The term extension payment was treated as an addition to the transaction price relating to the collaboration’s partially unsatisfied performance obligations relating to the design and development of candidates for collaboration targets, with a cumulative recognition of revenue at that date based upon the progress towards satisfaction of the related performance obligations in accordance with paragraph 21b of IFRS 15.
4.Revenue (continued)

The remaining element of the transaction price was recognised as revenue over the remainder of 2022 as the performance obligations were satisfied.

The Group has assessed its significant collaboration arrangements with commercial partners and determined that no provision for future operating losses is required as at March 31, 2023 taking into account expected future cash inflows and remaining contract liabilities amounts for each collaboration relative to the remaining unavoidable costs of meeting the contracts’ obligations in each instance.